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                                                                  Exhibit 10.24


            THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of June 28, 1996, by and among Citadel Communications Corporation, a Nevada corporation (the "Company"), the investors whose names are listed on the Investor Signature Pages attached hereto (herein referred to collectively as the "Investors" and individually as an "Investor") and, with respect to Section 4(a) hereof, Lawrence R. Wilson and Claire Wilson (collectively, "Wilson").

                                    RECITALS:

         WHEREAS, the Company granted registration rights to certain of the Investors pursuant to the Second Amended and Restated Registration Rights Agreement dated October 1, 1993 (the "Previous Agreement"); and

         WHEREAS, the Company, as issuer, and ABRY, ABRY/CIP, BofA, the BofA Co-Investors, BFC, OPCO and certain other parties are entering into the Securities Purchase and Exchange Agreement pursuant to which the Company will repurchase certain Equity Securities of the Company held by BofA, BFC and the BofA Co-Investors, and BofA, BFC, OPCO and the BofA Co-Investors will exchange through reclassification certain Equity Securities of the Company for other Equity Securities of the Company and ABRY and ABRY/CIP will purchase certain Equity Securities of the Company; and

         WHEREAS, in order to induce BofA, BFC, OPCO and the BofA Co-Investors to enter into the Securities Purchase and Exchange Agreement and to effect such sale of Equity Securities and exchanges and to induce ABRY and ABRY/CIP to enter into the Securities Purchase and Exchange Agreement and to purchase such Equity Securities of the Company, the Company wishes to grant certain registration rights to ABRY and ABRY/CIP and amend and restate the terms of the Previous Agreement; and

         WHEREAS, the execution of this Agreement is a condition to the closing of the transactions contemplated by the Securities Purchase and Exchange Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree that the Previous Agreement is hereby amended and restated in its entirety as follows:

         1.       Definitions

                  As used in this Agreement, the following capitalized terms shall have the following meanings:


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                  "ABRY/CIP" shall mean ABRY/Citadel Investment Partners, L.P., a Delaware limited partnership.

                  "Additional Preferred Stock" shall mean any additional series of preferred stock issued by the Company other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock.

                  "BFC" shall mean Baker, Fentress & Company, a Delaware corporation.

                  "BofA" shall mean Bank of America Illinois, an Illinois banking corporation.

                  "BofA Co-Investors" shall mean and refer, individually and collectively, to those individuals who are designated on the Investor Signature Pages as the "BofA Co-Investors."

                  "BofA Warrants" shall mean those warrants issued by the Company pursuant to the Senior Subordinated Note and Purchase Agreement, dated as of October 1st, 1993, by and among the Company, Citadel, BofA (f/k/a Continental Bank N.A.) and certain other parties thereto.

                  "Citadel" shall mean Citadel Broadcasting Company, a Nevada corporation and wholly owned Subsidiary of the Company.

                  "Claim" shall mean any loss, claim, damages, liability or expense (including the reasonable costs of investigation and legal fees and expenses).

                  "Class A Common Stock" shall mean the Class A Common Stock, par value $.001 per share, of the Company.

                  "Class B Common Stock" shall mean the Class B Common Stock, par value $.001 per share, of the Company.

                  "Class C Common Stock" shall mean the Class C Common Stock, par value $.001 per share, of the Company.

                  "Commission" shall mean the Securities and Exchange Commission, including any governmental body or agency succeeding to the functions thereof.

                  "Common Stock" shall mean, collectively, the Class A Common Stock, Class B Common Stock and Class C Common Stock.

                  "Conversion Stock" means all Investor Stock which is Common Stock. For purposes of this Agreement, any Person who holds any Investor Stock which is not Common Stock will be deemed to be the Holder of the Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Investor Stock (including the



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conversion, exercise or exchange of all other Investor Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange; provided that no Holder of any Facility A Note (as that term is defined in the Securities Purchase and Exchange Agreement), on or prior to the Maturity Date (as that term is defined in such Facility A Note) of such Facility A Note, shall be deemed to be the Holder of any such Common Stock by reason of holding such Facility A Note.

                  "Demand Registration" shall mean a registration pursuant to
Section 2 hereof.

                  "Equity Securities" of any Person means (i) any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or securities (whether voting or non-voting, whether preferred, common or otherwise, and including any stock appreciation, contingent interest or similar right) and (ii) any option, warrant, security or other right (including debt securities) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise to acquire directly or indirectly, any stock, interest, participation or security described in clause (i) above.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  "Firm Commitment Underwritten Offering" shall mean an offering in which the underwriters agree to purchase securities for distribution pursuant to a registration statement under the Securities Act and in which the obligation of the underwriters is to purchase all the securities being offered if any are purchased.

                  "Holder" shall mean the beneficial owner of a security. For all purposes of this Agreement, the Company shall be entitled to treat the record owner of a security as the beneficial owner of such security unless it has been given written notice of the existence and identity of a different beneficial owner.

                  "Indemnified Holders" shall mean any Holder of Restricted Stock, any officer, director, employee or agent of any such Holder and any Person who controls any such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

                  "Investor Stock" has the meaning set forth in the Securities Purchase and Exchange Agreement.

                  "Misstatement" shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

                  "OPCO" shall mean Oppenheimer & Co., Inc., a Delaware corporation.



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                  "Person" shall mean all natural persons, corporations,
business trusts, limited liability companies, associations, companies, partnerships, joint ventures, governments, agencies, political subdivisions and other entities.

                  "Piggyback Registration" shall mean a registration pursuant to
Section 3 hereof.

                  "Preferred Stock" shall mean the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Additional Preferred Stock, collectively.

                  "Previous Investors" shall mean BofA, the BofA Co-Investors, BFC and OPCO.

                  "Prospectus" shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

                  "Qualified Public Offering" means the closing of the issuance and sale of Common Stock in an underwritten public offering which is registered pursuant to the Securities Act and which results in the receipt by the Company of cash proceeds of at least $25,000,000 (net of applicable commissions, discounts and expenses).

                  "Registration" shall mean a Demand Registration or a Piggyback Registration.

                  "Registration Expenses" shall mean the out-of-pocket expenses of a Registration, including:

                  (a) all registration and filing fees (including fees with respect to filing required to be made with the National Association of Securities Dealers);

                  (b) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Holders in connection with blue sky qualifications of the Restricted Stock and determinations of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Restricted Stock being sold may designate);

                  (c) printing, messenger, telephone and delivery expenses;

                  (d) fees and disbursements of counsel for the Company, counsel for the underwriters and of not more than one firm of attorneys for the sellers of the Restricted Stock selected by the Holders which own a majority of the Restricted Stock which is requested to be included in such Registration;



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                  (e) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such Registration (including the expenses of any special audit and "cold comfort" letters incident to such registration); and

                  (f) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Restricted Stock).

                  "Registration Statement" shall mean any registration statement which covers Restricted Stock pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

                  "Restricted Stock" shall mean (i) all shares of Common Stock owned now or in the future by the Investors, (ii) the Conversion Stock, whether owned by the Investors or not, and (iii) any securities issued or issuable with respect to such securities by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise; provided that any such share or other security shall be deemed to be Restricted Stock only if and so long as it is a Transfer Restricted Security.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "Securities Purchase and Exchange Agreement" shall mean the Securities Purchase Agreement dated as of the date hereof by and among the Company, Citadel and the Investors, as in effect from time to time.

                  "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock, par value $.001 per share, of the Company.

                  "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock, par value $.001 per share, of the Company.

                  "Series C Preferred Stock" shall mean the Series C Convertible Preferred Stock, par value $.001 per share, of the Company.

                  "Series D Preferred Stock" shall mean the Series D Convertible Preferred Stock, par value $.001 per share, of the Company.



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                  "Stockholders Agreement" shall mean the Second Amended and
Restated Stockholders Agreement of even date herewith by and among the Company and the Investors, as in effect from time to time.

                  "Transfer Restricted Security" shall mean a security that has not been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 promulgated thereunder (or any successor rule). The foregoing notwithstanding, a security shall remain a Transfer Restricted Security until (i) all stop transfer instructions or notations and restrictive legends with respect to such security have been lifted or removed, (ii) the Holder of such security has received at the expense of the Company an opinion of counsel to the Company (which counsel and opinion are reasonably satisfactory to such Holder), to the effect that such shares in such Holder's hands are freely transferable in any public or private transaction without registration under the Securities Act (or such Holder has waived receipt of such opinion) and (iii) a Qualified Public Offering has occurred.

         2.       Demand Registrations

                  (a)      In-General

                  At any time on or after the earlier of (i) the consummation of the initial public offering of the Company's Common Stock which is registered pursuant to the Securities Act (other than on Form S-8) or (ii) August 1, 2000, the Holders of a majority of the shares of Conversion Stock constituting Restricted Stock then outstanding may request that the Company file a Registration Statement under the Securities Act covering the shares of Restricted Stock that are the subject of such request. Any such request will be accompanied by a statement of the range of proposed offering prices for the offering of such Restricted Stock.

                  (b)      Number of Demand Registrations

                  The Company shall be obligated to prepare, file and cause to become effective, pursuant to this Section 2, one Registration Statement in connection with which the Company will bear all Registration Expenses. If (i) the Company withdraws a Registration Statement filed pursuant to a Demand Registration prior to the effectiveness thereof, (ii) the sale of securities to which a Registration Statement filed pursuant to a Demand Registration applies is not consummated because of the failure of the Company to comply with the provisions of Section 5 hereof, or (iii) upon the consummation of a sale of securities to which a Registration Statement filed pursuant to a Demand Registration applies, less than 80% of the securities requested to be registered for sale thereunder is sold, such Registration Statement shall not be counted as the one Demand Registration in connection with which the Company will bear all Registration Expenses or otherwise adversely affect such Holder's rights hereunder.



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                  (c)      Required Thresholds

                  The Company shall not be obligated to prepare, file and cause to become effective pursuant to this Section 2 a Registration Statement unless the proposed aggregate number of shares of Conversion Stock to be included in such Demand Registration equals the greater of (i) at least 25% of the outstanding shares of Conversion Stock and (ii) such number of shares, the sale of which would result in aggregate net proceeds in excess of $3,000,000, based on the mid-point of the range of offering prices proposed by the Holders making the request pursuant to Section 2(a).

                  (d)      Participation

                  The Company shall promptly give written notice to all Holders of Restricted Stock upon receipt of a request for a Demand Registration pursuant to Section 2(a) above. The Company shall include in such Demand Registration such shares of Restricted Stock for which it has received written requests to register such shares within 30 days after such written notice has been given.

                  (e)      Underwriter's Cutback

                  If the public offering of Restricted Stock is to be underwritten and, in the good faith judgment of the managing underwriter, the inclusion of all the Restricted Stock requested to be registered hereunder would interfere with the successful marketing of a smaller number of such shares of Restricted Stock, the number of shares of Restricted Stock to be included shall be reduced to such smaller number with the participation in such offering to be pro rata among the Holders of Restricted Stock requesting such registration, based upon the number of shares of Restricted Stock owned by such Holders.

                  Any shares that are thereby excluded from the offering shall be withheld from the market by the Holders thereof for a period (not to begin more than 30 days prior to the proposed effective date nor continue for more than 90 days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the underwritten pubic offering.

                  The Company and, subject to the requirements of Section 11 hereof, other Holders of applicable securities of the Company may include such securities in such Registration if, but only if, the managing underwriter concludes that such inclusion will not interfere with the successful marketing of all the Restricted Stock requested to be included in such registration.

                  (f)      Managing Underwriter

                  The managing underwriter or underwriters of any underwritten public offering covered by a Demand Registration shall be selected by the Holders of a majority of the shares of Restricted Stock that initiate such registration, subject to the approval of the Board of Directors, which shall not be unreasonably withheld.



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         3.       Piggyback Registrations

                  (a)      Participation

                  Each time the Company decides to file a registration statement under the Securities Act (other than on Forms S-4 or S-8 or pursuant to Section 2 hereof) covering the offer and sale by the Company or any of its respective security holders of any of its securities for money, the Company shall give written notice thereof to all Holders of Restricted Stock. The Company shall include in such registration statement such shares of Restricted Stock for which it has received written requests to register such shares within 30 days after such written notice has been given. If the registration statement is to cover an underwritten offering, such Restricted Stock shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

                  (b)      Underwriter's Cutback

                  Subject to the requirements of Section 11 hereof, if in the good faith judgment of the managing underwriter of such offering the inclusion of all of the shares of Restricted Stock and any other securities requested to be registered would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Restricted Stock and other securities to be included in the offering (except for securities to be issued by the Company in an offering initiated by the Company) shall be reduced to such smaller number with the participation in such offering to be in the following order of priority: (1) first Restricted Stock requested to be included, and (2) second, any other securities requested to be included. Any necessary allocation among the Holders of shares within each of the foregoing groups shall be pro rata among such Holders requesting such registration based upon the number of shares of Restricted Stock or other securities, as applicable, owned by such Holders. All shares so excluded from the underwritten public offering shall be withheld from the market by the Holders thereof for a period (not to begin more than 30 days prior to the proposed effective date nor continue for more than 90 days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

                  (c)      Registrant Controls

                  The Company may decline to file a Registration Statement described in Section 3(a) above after giving notice to any Holder or withdraw any such Registration Statement after filing and after such notice, but prior to the effectiveness thereof, provided that such registrant shall promptly notify each Holder in writing of any such action and provided further that such registrant shall bear all reasonable expenses incurred by such Holder or otherwise in connection with such withdrawn Registration Statement.



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         4.       Hold-Back Agreements

                  (a)      By Holders of Restricted Stock; Wilson

                  Upon the written request of the managing underwriter of any underwritten offering of the Company's securities, neither Wilson nor a Holder of Restricted Stock shall sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Restricted Stock (other than those included in such registration) without the prior written consent of such managing underwriter for a period (not to begin more than 30 days before the proposed effective date nor continue for more than 90 days thereafter) that such managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. In addition, the Company will use its best efforts to cause each of the officers and directors of the registrant to enter into substantially similar holdback agreements with such managing underwriter covering at least the same period. Lawrence R. Wilson does hereby agree, by his execution hereof, to enter into substantially similar holdback agreements with such managing underwriter covering at least the same period.

                  (b)      By the Company and Others

                  The Company agrees:

                           (1)      not to  effect  any  public  or  private
sale or distribution of its Equity Securities during the 30-day period prior to, and during the 90-day period after, the effective date of each underwritten offering made pursuant to a Demand Registration or a Piggyback Registration, if so requested in writing by the managing underwriter (except as part of such underwritten offering or pursuant to registrations on Form S-4 or S-8), and

                           (2)      not to issue any Equity Securities other
than for sale in a registered public offering unless each of the Persons to which such securities are issued has entered a written agreement binding on its transferees not to effect any public sale or distribution of such securities during such period, including without limitation a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if and to the extent permitted hereunder).

         5.       Registration Procedures

                  If and whenever the Company is required to register Restricted Stock in a Demand Registration or a Piggyback Registration, the Company will use its best efforts to effect such registration to permit the sale of such Restricted Stock in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Restricted Stock and use its best efforts to cause such Registration Statement to become effective and remain effective until the Restricted Stock covered by such



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Registration Statement has been sold; provided that the registrant shall not be required to maintain the effectiveness of any Registration Statement not covering an underwritten public offering for more than 90 days after such registration statement becomes effective; and further provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the registrant shall furnish to the Holders of the Restricted Stock covered by such Registration Statement and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and underwriters, and the registrant shall not file any Registration Statement of amendment thereto or any Prospectus or any supplement thereto to which the Holders of a majority of the Restricted Stock covered by such Registration Statement or the underwriters, if any, shall reasonably object;

                  (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Holder of Restricted Stock or any underwriter of Restricted Stock or as may be required by the rules, regulations or instructions applicable to the registration form used by the registrant or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all shares of Restricted Stock covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or for such shorter period of time during which such Registration Statement must be kept effective by the terms of this Agreement;

                  (c) promptly notify the applicable selling Holders of Restricted Stock and the managing underwriter, if any, and (if requested by any such Person) confirm such advice in writing:

                           (1)      when the  Prospectus  or any  supplement or
post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                           (2)      of  any  request  by  the  Commission  for
amendments or supplements to the Registration Statement, the Prospectus or for additional information,

                           (3)      of the issuance by the Commission of any
order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                           (4)      if at any time the representations  and
warranties of the Company contemplated by clause (1) of paragraph (o) below cease to be accurate in all material respects,

                           (5)      of the  receipt  by the  registrant  of any
notification with respect to the suspension of the qualification of the Restricted Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and



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                           (6)      of the existence of any fact which results
in the Registration Statement, the Prospectus or any document incorporated therein by reference containing a Misstatement;

                  (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

                  (e) if requested by the managing underwriter or a Holder of Restricted Stock being sold in connection with an underwritten offering, immediately incorporate in a supplement or post-effective amendment such information as the managing underwriter and the Holders of a majority of the shares of Restricted Stock being sold agree should be included therein relating to the sale of the Restricted Stock, including, without limitation, information with respect to the number of shares of Restricted Stock being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Restricted Stock to be sold in such offering; and make all required filings of such supplement or post-effective amendment as soon as notified of the matters to be incorporated in such supplement or post-effective amendment;

                  (f) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the selling Holders of Restricted Stock and to the managing underwriter, if any, and make the registrant's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling Holders or underwriters may be reasonably request;

                  (g) furnish to each selling Holder of Restricted Stock and the managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (h) deliver to each selling Holder of Restricted Stock and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by each of the selling Holders of Restricted Stock and the underwriters, if any, in connection with the offering and sale of the Restricted Stock covered by such Prospectus (or preliminary prospectus));

                  (i) prior to any public offering of Restricted Stock, register or qualify or cooperate with the selling Holders of Restricted Stock, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Restricted Stock for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders or underwriters may designate in writing and do anything else reasonably necessary or


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advisable to enable the disposition in such jurisdictions of the Restricted
Stock covered by the Registration Statement; provided that the registrant shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                  (j) cooperate with the selling Holders of Restricted Stock and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Restricted Stock to be sold and cause such Restricted Stock to be in such denominations and registered in such names as the managing underwriter may request at least three business days prior to any sale of Restricted Stock to the underwriters;

                  (k) use its best efforts to cause the Restricted Stock covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Restricted Stock;

                  (l) if the Registration Statement or the Prospectus contains a Misstatement, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Restricted Stock, the Prospectus will not contain a Misstatement;

                  (m) use its best efforts to cause all Restricted Stock covered by the Registration Statement to be listed on any national securities exchange or authorized for quotation on the Nasdaq National Market System, if requested by the Holders of a majority of such Restricted Stock or the managing underwriter, if any;

                  (n) provide a CUSIP number for all Restricted Stock not later than the effective date of the Registration Statement;

                  (o) enter into such agreements (including an underwriting agreement) and do anything else reasonably necessary or advisable in order to expedite or facilitate the disposition of such Restricted Stock, and in such connection, whether or not the registration is an underwritten registration:

                      (1) make such representations and warranties to the Holders of such Restricted Stock and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

                      (2) obtain opinions of counsel to the registrant and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, if any, and the Holders of a majority of the Restricted Stock being sold) addressed to each selling Holder and the underwriter, if any, covering the matters




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customarily covered in opinions delivered to underwriters in primary underwritten offerings and such other matters as may be reasonably requested by such Holders or underwriters;

                           (3) obtain "cold comfort" letters and updates thereof
from the registrant's independent certified public accountants addressed to the selling Holders of Restricted Stock and the underwriters, if any, such letter to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings;

                           (4) if an  underwriting  agreement is entered into,
cause the same to include the indemnification and contribution provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section (or, with respect to the indemnification of such underwriters, such similar indemnification and contribution provisions as such underwriters shall customarily require); and

                           (5) deliver such documents and  certificates  as may
be requested by the Holders of a majority of the Restricted Stock being sold and the managing underwriter, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the registrant.

                  The above shall be done at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the Holders of a majority of the Restricted Stock being sold;

                  (p) make available for inspection by representatives of the Holders of a majority of the Restricted Stock being sold, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or any such underwriter, all financial and other records and pertinent corporate documents and properties of the registrant, and cause the registrant's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration; provided that any records, information or documents that are designated by the registrant in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order;

                  (q) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (x) commencing at the end of any fiscal quarter in which Restricted Stock are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (y) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods; and

                  (r) use its best efforts to cause the Company's management to participate fully in the sale process, including, without limitation, the preparation of the Registration Statement and the preparation and presentation of any "road shows," whether domestic or international, and for so long as Wilson is employed by the Company he agrees to participate fully in the sale process, including without limitation, the preparation of the Registration Statement and the preparation and presentation of any such road shows.

         6.       Registration Expenses

                  (a)      Demand Registrations

                  The Company shall bear all Registration Expenses incurred in connection with one Demand Registration requested by the Holders of Conversion Stock.

                  (b)      Piggyback Registrations

                  The Company shall bear all Registration Expenses incurred in connection with Piggyback Registrations.

                  (c)      Expenses of Registrants

                  The Company will, in any event, pay its respective internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with any listing of the securities to be registered on a securities exchange, and the fees and expenses of any Person, including special experts, retained by the Company.

         7.        Indemnification

                  (a)      Indemnification by the Company

                  The Company (the "Indemnifying Party") agrees to indemnify and hold harmless each Indemnified Holder from and against all Claims arising out of or based upon any Misstatement or alleged Misstatement, except insofar as such Misstatement or alleged Misstatement was based upon information furnished in writing to the registrant by such Indemnified Holder expressly for use in the document containing such Misstatement or alleged Misstatement. This indemnity shall not be exclusive and shall be in addition to any liability which the Company may otherwise have.

                  The foregoing notwithstanding, the Indemnifying Party shall not be liable to the extent that any such Claim arises out of or is based upon a Misstatement or alleged Misstatement made in any preliminary prospectus if (i) such Indemnified Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of

Restricted Stock giving rise to such Claim and (ii) the Prospectus would have corrected such untrue statement or omission.

                  In addition, the Indemnifying Party shall not be liable to the extent that any such Claim arises out of or is based upon a Misstatement or alleged Misstatement in a Prospectus, (x) if such Misstatement or alleged Misstatement is corrected in an amendment or supplement to such Prospectus and
(y) having previously been furnished by or on behalf of the Indemnifying Party with copies of the Prospectus as so amended or supplemented, such Indemnified Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale to the person who purchased the Restricted Stock from such Indemnified Holder and who is asserting such Claim.

                  The Indemnifying Party shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in a distribution covered by a Registration Statement, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders of Restricted Stock.

                  (b)      Indemnification Procedures

                  If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Indemnifying Party, such Indemnified Holder shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses.

                  Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be the expense of such Indemnified Holder unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding or has failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding or
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Indemnifying Party, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder that are different from or additional to those available to the Indemnifying Party.

                  If such Indemnified Holder notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party as permitted by the provisions of the preceding paragraph, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder. The foregoing notwithstanding, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders (which firm shall be designated in writing by such Indemnified Holders) in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances.

                  The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

                  (c)      Indemnification by Holder of Restricted Stock

                  Each Holder of Restricted Stock agrees to indemnify and hold harmless the Company, their respective directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Indemnified Party to such Holder, but only with respect to information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement, Prospectus or preliminary prospectus. In no event, however, shall the liability hereunder of any selling Holder of Restricted Stock be greater than the dollar amount of the proceeds received (net of underwriting commissions and discounts) by such Holder upon the sale of the Restricted Stock giving rise to such indemnification obligation.

                  In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a Holder of Restricted Stock, such Holder shall have the rights and duties given the Company or its directors of officers and such controlling person shall have the rights and duties given to each Holder by Section 7(a) and 7(b) above.

                  The Company shall be entitled to received indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

                  (d)      Contribution

                  If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(c) above (other than by reason of exceptions provided in those Sections) in respect of any Claims referred to in such Sections, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such Claims as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in Section 7(b), any legal or other fees or expenses reasonably incurred by such party in connection investigating or defending any action or claim.

                  The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the Misstatement or alleged Misstatement related to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement or alleged Misstatement.

                  The Company and each Holder of Restricted Stock agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

                  Notwithstanding the provisions of this Section 7(d), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which (i) the total price (net of underwriting commissions and discounts) at which the securities that were sold by such Indemnified Holder and distributed to the public were offered to the public exceeds (ii) the amount of any damages which such Indemnified Holder has otherwise been required to pay by reason of such Misstatement.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8.       Exchange Act Reporting Requirements

                  When it is first legally required to do so, the Company shall register its Common Stock under Section 12 of the Exchange Act and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any successor provision) and the use of Form S-3.

                  Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder of applicable Restricted Stock
(i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Restricted Stock without registration under the Securities Act.

                  The purpose of the foregoing requirements are (x) to enable any such Holder to comply with the current public information requirements contained in paragraph (c) of Rule 144 under the Securities Act (or any successor provision) and (y) to qualify the Company for the use of registration statements on Form S-3.

         9.       Requirements for Participation in Underwritten Offerings

                  No Person may participate in any underwritten offering pursuant to a Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         10.      Suspension of Sales

                  Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each Holder of Restricted Stock shall forthwith discontinue disposition of Restricted Stock until such Holder has received copies of the supplemented or amended Prospectus required by Section 5(1) hereof, or until such Holder is advised in writing by the registrant that the use of the Prospectus may be resumed, and, if so directed by the registrant, such Holder shall deliver to the registrant (at the registrant's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Restricted Stock current at the time of receipt of such notice. In the event the registrant shall give any such notice, the 90-day period referred to in Section 5(a) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Restricted Stock covered by such Registration Statement either has received the copies of the supplemented or amended prospectus contemplated by Section 5(1) hereof or has been advised in writing by the registrant that the use of the Prospectus may be resumed.

         11.      Future Registration Rights Agreements

                  Except for an underwriting agreement between the Company and one or more professional underwriters of securities, the Company shall not agree to register any Equity Securities under the Securities Act unless such agreement specifically provides that:

                  (a) the Holder of such Equity Securities may not participate in any Demand Registration without the consent of the Holders of a majority of the shares of the Restricted Stock included in such registration unless:

                           (1)      the offering of the Restricted  Stock is to
be a Firm Commitment Underwritten Offering and the managing underwriter concludes that the public offering or sale of such Equity Securities would not interfere with the successful marketing of all Restricted Stock requested to be sold and

                           (2)      the Holders of  Restricted  Stock shall have
the right to participate, to the extent they may request, in any registration statement initiated under a demand registration right exercised by the Holder of such Equity Securities, except that if the managing underwriter of a public offering made pursuant to such demand registration limits the number of shares of Equity Securities to be sold, the participation of the Holders of the Restricted Stock and the Holders of all other Equity Securities (other than the Equity Securities held by such Holder of Equity Securities) shall be determined as set forth in Section 3 hereof;

                  (b) the holder of such Equity Securities may not participate in any Piggyback Registration if the sale of Restricted Stock is to be underwritten unless, if the managing underwriter limits the total number of shares to be sold, the Holders of such Equity Securities and the Holder of Restricted Stock are entitled to participate in such underwritten distribution based on the order of priority set forth in Section 3 hereof, and

                  (c) all Equity Securities excluded from any Registration as a result of the foregoing limitations may not be publicly offered or sold for a period (not to exceed at least 30 days prior to the effective date and 90 days thereafter) that the managing underwriter reasonably determined is necessary in order to effect the underwritten public offering of Restricted Stock registered pursuant to this Agreement.

         12.      Miscellaneous

                  (a)      Remedies

                  Each Holder of Restricted Stock, in addition to being entitled to exercise all rights provided herein, and granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b)      Agreements; Entire Agreement

                  The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Restricted Stock in this Agreement or otherwise conflicts with the provisions hereof.

                  Except for the Registration Rights Agreement dated May 3, 1993, the Amended and Restated Registration Rights Agreement dated May 28, 1993 and the Second Amended and Restated Registration Rights Agreement dated October 1, 1993 (collectively, the "Prior Agreements"), the Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person. This Agreement constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof, including, without limitation, the Prior Agreements.

                  (c)      Amendments and Waivers

                  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of at least 66? % of the outstanding shares of Restricted Stock; provided, that for so long as BofA or BFC holds any Restricted Stock any waiver or amendment that would (i) nullify the underlying purpose of this Agreement or (ii) adversely affect BFC or BofA, as the case may be, vis a vis the other Investors on a proportionate basis shall not be made without the prior written consent of BFC or BofA as applicable. The foregoing notwithstanding, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of shares of Restricted Stock whose shares are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of shares of Restricted Stock may be given by the Holders of a majority of the shares of Restricted Stock being sold.

                  (d)      Notices

                  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (1)      if to a Holder of Restricted  Stock,  at the
most current address given by such Holder to the Company in accordance with the provisions hereof, which address initially is, with respect to each Investor, the address set forth on Schedule A to the Stockholders Agreement; and

                           (2)      if to the Company,  by each Investor
initially at its address set forth in the Applicable Agreement and thereafter at such other address, notice of which is given in accordance with the provisions hereof, with a copy to Osborn Maledon, P.A., 2929 North

Central Avenue, Suite 2100, Phoenix, Arizona 85012-2794, Attention: Michelle M. Matiski, Esq.

                           All such notices and communications shall be deemed
to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. The Company shall promptly provide a list of the most current addresses of the Holders of Restricted Stock given to it in accordance with the provisions hereof to any such Holder for the purpose of enabling such Holder to communicate with other Holders in connection with this Agreement.

                  (e)      Successors and Assigns

                  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Restricted Stock.

                  (f)      Counterparts

                  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g)      Table of Contents and Headings

                  The table of contents and headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h)      Governing Law

                  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona, without regard to any provision or rule of the laws of the State of Arizona which would otherwise cause the laws of a jurisdiction other than the State of Arizona to be applied.

                  (i)      Severability

                  In the event that only one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j)      Forms

                  All references in this Agreement to particular forms of registration statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.


                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      CITADEL COMMUNICATIONS CORPORATION


                                      By:
                                         ---------------------------------
                                       Name:
                                         ---------------------------------
                                       Title:
                                         ---------------------------------


                                      ------------------------------------
                                      Lawrence R. Wilson
                                      (for purposes of Section 4(a) only)


                                      ------------------------------------
                                      Claire Wilson
                                      (for purposes of Section 4(a) only)

                            INVESTOR SIGNATURE PAGES

                                         BAKER, FENTRESS & COMPANY


                                         By:
                                            ---------------------------------

                                              Name:
                                                   ---------------------------

                                              Title:
                                                   ---------------------------


                                         ABRY BROADCAST PARTNERS, II, L.P.

                                         By ABRY CAPITAL, L.P.
                                         Its General Partner

                                              By ABRY HOLDINGS, INC.
                                              Its General Partner

                                         By:
                                            ----------------------------------

                                              Name:
                                                   ---------------------------

                                              Title:
                                                    --------------------------


                                         ABRY/CITADEL INVESTMENT PARTNERS, L.P.

                                         By:  ABRY CAPITAL, L.P.
                                              Its General Partner

                                              By:  ABRY HOLDINGS, INC.
                                                   Its General Partner


                                         By:
                                            ----------------------------------

                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

                                         OPPENHEIMER & CO., INC.


                                         By:
                                            ----------------------------------

                                              Name:
                                                   ---------------------------

                                              Title:
                                                    --------------------------


                                         BANK OF AMERICA ILLINOIS


                                         By:
                                            ----------------------------------

                                              Name:
                                                   ---------------------------

                                              Title:
                                                    --------------------------

                                           BofA Co-Investors:


                                              *
                                           --------------------------------
                                              Christopher J. Perry


                                              *
                                           --------------------------------
                                              Robert F. Perille


                                              *
                                           --------------------------------
                                              M. Ann O'Brien


                                              *
                                           --------------------------------
                                              Ford S. Bartholow

                                              *
                                           --------------------------------
                                              Jeffrey M. Mann


                                              *
                                           --------------------------------
                                              Matthew W. Clary


                                              *
                                           --------------------------------
                                              Thomas E. Van Pelt, Jr.


                                           *By:
                                               ----------------------------
                                                Name:
                                                Attorney-in-Fact